Streams and other interests	12 Months Ended
Dec. 31, 2025
Streams and other interests
Streams and other interests

6. Streams and other interests

	December 31, 2025	December 31, 2024
	$	$
Balance, beginning of period	-	-
Acquisitions	56,119	-
Settlement receipts	(4,581)	-
Change in fair value:
Net precious metals income	4,581	-
Depreciation-like charges	(2,283)	-
Revaluation of streams and other interests	6,127	-

Balance, end of period	59,963	-

Total streams and other interests include fair value amounts in the following countries:

	December 31, 2025	December 31, 2024
	$	$
Canada	24,263	-
Côte d’Ivoire	13,300	-
Brazil	13,100	-
South Africa	7,000	-
USA	2,300	-

	59,963	-

On September 26, 2025, Vox acquired a portfolio of eight PMPAs, historically referred to as “offtakes” from Deterra Royalties Limited for total upfront cash consideration of $55,950. The contracts cover ten mines and projects across 6 jurisdictions, including Brazil, Canada, Côte d’Ivoire, Mexico, South Africa and the USA.

The Company incurred $169 of legal and professional fees related to the acquisition of the portfolio.

The fair value of these PMPAs is determined by calculating the discounted future cash flows of the PMPAs with inputs that are mostly not based on observable market data (a level 3 fair value hierarchy measurement). The key input assumptions used were an 8% discount rate, forecast realized margins of $65.36/oz, and projected production volumes from the individual mines.

The sensitivity to the fair value of the financial asset that were attributed from the changes in the key inputs are summarized as follows:

•	Discount rate: a 1% increase (decrease) in discount rate would have increased (decreased) net income (loss) and other comprehensive income (loss) by approximately $2,100.

•

Realized margins: a 5% increase (decrease) in realized margins would have increased (decreased) net income (loss) and other comprehensive income (loss) by approximately $2,900. Realized margins comprise: (i) the proceeds received from the sale of the refined gold to the Customer; less (ii) the purchase price paid to the mining operator for the refined gold and sales commissions.

•

Projected production volume: this input is based on mine plans published by the individual operators and management’s best estimate of the ounces to be delivered under the contract. Management does not anticipate material changes to the total volume of the production over the life of the mine, and any adjustments to the volume will therefore be primarily timing differences. As a result these changes are not expected to materially impact the fair value.